TRUST AGREEMENT


                  TRUST AGREEMENT, between MS Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units;

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                         LASALLE BANK NATIONAL ASSOCIATION
                           as Trustee on behalf of the Trust identified in
                           Schedule I hereto, and not in its individual capacity



                         By:  /s/ Ann M. Kelly
                              -------------------------------
                              Name:  Ann M. Kelly
                              Title: Assistant Vice President


                         MS STRUCTURED ASSET CORP.



                         By:  /s/ John Kehoe
                              -------------------------------
                              Name:  John Kehoe
                              Title: Vice President



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2002-15

Date of Trust Agreement:                    January 6, 2003

Depositor:                                  On November 8, 2002, the Depositor
                                            changed its name from MS Structured
                                            Asset Corp. to MS Structured Asset
                                            Corp.

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the
                                            Standard Terms shall be
                                            inapplicable.

Initial Unit Principal Balance
of the Units:                               $25,015,600

Issue Price:                                100%

Number of Units:                            1,000,624 (Unit Principal Balance of
                                            $25 each)

Minimum Denomination:                       $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply.
                                            Each $25 of Unit Principal Balance
                                            is a Unit.

Cut-off Date:                               January 6, 2003

Closing Date:                               January 6, 2003

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              8.00 % per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

Interest Reset Period:                      Not Applicable

Rating:                                     Baa3 by Moody's

                                            BBB by S&P

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          April 15, 2038. The Units will have
                                            the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            call in accordance with Schedule
                                            III. Any such call will cause a
                                            redemption of a corresponding
                                            portion of the Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised,
                                            the Trustee will randomly select
                                            Units to be redeemed in full from
                                            the proceeds of such partial
                                            exercise of the Swap Agreement. If
                                            sufficient funds are not available
                                            to redeem each such redeemed Unit in
                                            full, one Unit may be fractionally
                                            redeemed as a result of each such
                                            partial exercise.

Additional Distribution:                    If the Security Issuer gives notice
                                            of a  self-tender  as to Securities
                                            held  by the  Trust  and  the  Swap
                                            Counterparty   exercises  its  call
                                            rights  under  the  Swap  Agreement
                                            prior  to  January  6,  2008,  each
                                            redeemed Unitholder will receive an
                                            additional  distribution  of  $1.50
                                            per Class A Unit.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms shall
                                            not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement: The ISDA Master Agreement referred to in Schedule III and any assignment thereof. In addition, in connection with an additional issuance of Units, any additional Swap Agreement entered into in connection therewith.

Swap Counterparty: Party A to the Swap Agreement referred to in Schedule III or any assignee thereof. In addition, in connection with an additional issuance of Units, Party A to any additional Swap Agreement or any assignee thereof.

                                            In the event that there is more than
                                            one Swap Counterparty at any time
                                            when a partial redemption of the
                                            Securities occurs, the Trustee shall
                                            randomly select which options under
                                            the Swap Agreements shall be
                                            selected for exercise or termination
                                            (and receipt of a Swap Termination
                                            Payment).

Swap Termination Payment: An amount equal to the excess (if any) of the sale proceeds of the Securities, reduced by (x) accrued interest on the Securities, (y) the aggregate outstanding Unit Principal Balance of Units to be redeemed in relation to such sale and (z) any additional distribution on the Units.

Guaranty:                                   Morgan Stanley (formerly known as
                                            Morgan Stanley Dean Witter & Co.,
                                            the "Guarantor") shall guarantee the
                                            obligations of Morgan Stanley & Co.
                                            International Limited ("MSIL") for
                                            so long as MSIL is Party A to any
                                            Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor
                                            may arrange for the Trust to enter
                                            into an additional Swap Agreement
                                            with identical terms to those of
                                            the Swap Agreement entered into as
                                            of the Closing Date with an
                                            additional Swap Counterparty,
                                            except that such Swap Agreement may
                                            have a different Swap Counterparty,
                                            number of options, and premium
                                            amount than the Swap Agreement
                                            entered into on the Closing Date.
                                            The Rating Agency Condition must be
                                            satisfied prior to the
                                            effectiveness of such additional
                                            Swap Agreement. Each Swap
                                            Counterparty must consent to any
                                            additional issuance.

Distribution Date:                          Each April 15 and October 15, or
                                            the next succeeding Business Day if
                                            such day is not a Business Day,
                                            commencing April 15, 2003.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                Each April 1 and October 1,
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees
                                            on each Distribution Date in the
                                            amount equal to $2,000. The Trustee
                                            Fee shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for
                                            the Trust is $25,000 and the
                                            Maximum Reimbursable Amount is
                                            $100,000. The Trustee Fee will be
                                            paid by the Expense Administrator.
                                            Expenses will be reimbursed by the
                                            Expense Administrator in accordance
                                            with the Expense Administration
                                            Agreement.

Expense Administrator: The Depositor will act as Expense Administrator on behalf of the Trust pursuant to an Expense Administration Agreement, dated as of the date of the Trust Agreement (the "Expense
                                            Administration Agreement"), between
                                            the Depositor as Expense
                                            Administrator (the "Expense
                                            Administrator") and the Trust.

                                            The Expense Administrator will
                                            receive a fee equal to $3,876
                                            payable on each Distribution Date.
                                            Amounts in respect of an additional
                                            payment obligation of the Swap
                                            Counterparty in respect of the
                                            Expense Administrator's fee shall
                                            also be considered part of the
                                            Expense Administrator's fee
                                            hereunder and under the Expense
                                            Administration Agreement. The
                                            Expense Administrator's fee is
                                            payable only from available interest
                                            receipts received with respect to
                                            the Securities after application of
                                            such receipts to payment of accrued
                                            interest on the Units. The Amounts
                                            specified in the paragraph are also
                                            referred to as the "Expense
                                            Administrator's Fee".

                                            In addition, the Expense
                                            Administrator shall own that portion
                                            of the Securities which represent
                                            the interest of a fractional
                                            Unitholder that would remain after a
                                            partial exercise of the Swap
                                            Agreement had the Swap Counterparty
                                            not been obligated to pay the
                                            Fractional Unit Make Whole Amount
                                            (pursuant to and as defined in the
                                            Swap Agreement and the Expense
                                            Administration Agreement). The
                                            Expense Administrator shall own that
                                            portion of the Securities which
                                            represent the interest of a
                                            fractional Unitholder that would
                                            remain after a partial redemption by
                                            the Security Issuer if the Expense
                                            Administrator had not actually paid
                                            to the Trust the amount specified
                                            above. The Expense Administrator
                                            shall receive all interest and
                                            principal with respect to such
                                            portion of the Securities.

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Units on the New York Stock Exchange

ERISA Restrictions: None of the restrictions in the Standard Terms relating to the Employee Retirement Income Security Act of 1974, as amended, and related matters shall apply to the Units.

Alternative ERISA Restrictions:             Not Applicable

Deemed Representations:                     Not Applicable

QIB Restriction:                            Not Applicable

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following event also shall
                                            constitute Trust Wind-Up Events:
                                            exercise of the call rights under
                                            the Swap Agreement as to all
                                            Securities held by the Trust.

                                            If (i) cash settlement applies under
                                            the Swap Agreement, (ii) a Trust
                                            Wind-Up Event has occurred in
                                            connection with the exercise of any
                                            Option under the Swap Agreement and
                                            (iii) the Selling Agent cannot
                                            obtain a bid for the Securities in
                                            excess of the amount specified in
                                            the Swap Agreement, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise of the
                                            call option will be rescinded (and
                                            the Swap Counterparty shall be
                                            entitled to exercise such options in
                                            the future) and any related Trust
                                            Wind-Up Event will be deemed not to
                                            have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Securities held by the Trust will be
                                            liquidated (pursuant to the terms of
                                            the Swap Agreement in the event of
                                            an exercise of the Swap Agreement)
                                            or otherwise by sale thereof.

                                            If the related Trust Wind-Up Event
                                            occurs due to an exercise of the
                                            call rights under the Swap Agreement
                                            as to all Securities held by the
                                            Trust, (i) amounts received as
                                            accrued interest on the Securities
                                            will be applied as to amounts
                                            treated as accrued interest
                                            outstanding on the Units, (ii)
                                            amounts received as principal or par
                                            on the Securities will be applied to
                                            the Unit Principal Balance of the
                                            Units up to 100% of the Unit
                                            Principal Balance of each Unit, and
                                            (iii) if prior to January 6, 2008,
                                            in connection with a self-tender, an
                                            additional amount of $1.50 per Unit.
                                            Remaining accrued interest will be
                                            applied to the Expense
                                            Administrator's fee. Amounts in
                                            respect of an additional payment
                                            obligation of the Swap Counterparty
                                            in respect of the Expense
                                            Adminstrator's Fee will be paid to
                                            the Expense Administrator. Remaining
                                            amounts will be allocated to the
                                            Swap Termination Payment.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Units. If the proceeds of
                                            liquidation exceed the aggregate
                                            Unit Principal Balance and accrued
                                            interest on the Securities, the
                                            excess will be paid to the Swap
                                            Counterparty as a Swap Termination
                                            Payment under the Swap Agreement.

Self-Tenders                                by Security Issuer: The Trust will
                                            not participate in any self-tender
                                            by the Security Issuer for the
                                            Securities and the Trustee will not
                                            accept any instructions to the
                                            contrary from the Unitholders.
                                            However, the Swap Counterparty may
                                            exercise its call rights in
                                            connection with any self-tender in
                                            accordance with the Swap Agreement.

Exchangeable                                Series Terms: The Exchangeable
                                            Series provisions only apply to the
                                            Depositor as a Unitholder (or
                                            beneficial owner of Units). No
                                            Unitholder (or beneficial owner of a
                                            Unit) other than the Depositor may
                                            exchange Units for Securities.

                                            The Depositor may exchange Units for
                                            a pro rata portion of the Trust
                                            Property; provided that: (i) the
                                            exchange is made with respect to a
                                            minimum Unit Principal Balance of
                                            $250,000 and in $25 integral
                                            multiples in excess thereof; (ii)
                                            such exchange is to be effected on
                                            any January 1, April 1, July 1 or
                                            October 1 (or the succeeding
                                            Business Day if such date is not a
                                            Business Day) with 45 days notice;
                                            (iii) the Swap Counterparty consents
                                            to the exchange and (iv) the Expense
                                            Administrator consents to the
                                            exchange.

Terms of Retained Interest:                 Notwithstanding any other provision
                                            herein or in the Standard Terms,
                                            the Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor
                                            will receive such accrued interest
                                            on the first Distribution Date (or
                                            redemption date if earlier) for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $450,281.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not Applicable.

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer to pay an installment of
                                            principal of, or any amount of
                                            interest due on, the Securities
                                            after the due date thereof and
                                            after the expiration of any
                                            applicable grace period ; (iii) the
                                            initiation by the Security Issuer
                                            of any proceedings seeking a
                                            judgment of insolvency or
                                            bankruptcy or seeking relief under
                                            bankruptcy or insolvency laws or
                                            similar laws affecting creditor's
                                            rights; or (iv) if not otherwise
                                            addressed in (iii), the passage of
                                            thirty (30) calendar days since the
                                            day upon which any person or entity
                                            initiates any proceedings against
                                            the Security Issuer seeking a
                                            judgment of insolvency or
                                            bankruptcy or seeking relief under
                                            bankruptcy or insolvency laws or
                                            similar laws affecting creditor's
                                            rights and such proceeding has not
                                            been dismissed prior to such
                                            thirtieth day.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent must
                                            solicit at least three bids for all
                                            of the Securities held by the
                                            Trust. The Selling Agent must
                                            solicit at least three of such bids
                                            from registered broker-dealers of
                                            national reputation, but additional
                                            bids may be solicited from one or
                                            more financial institutions or
                                            other counterparties with credit
                                            worthiness acceptable to the
                                            Selling Agent in its discretion.
                                            The Selling Agent will, on behalf
                                            of the Trust, sell the Securities
                                            at the highest bid price received.
                                            None of the Selling Agent, its
                                            affiliates or its agents, may bid
                                            for the Securities. If the Swap
                                            Counterparty is not an affiliate of
                                            the Selling Agent, the Selling
                                            Agent will extend a right of first
                                            refusal to the Swap Counterparty to
                                            purchase the Securities at the
                                            highest bid received by the Selling
                                            Agent.

                                            If cash settlement applies and if
                                            the Swap Counterparty exercises any
                                            of its call rights other than in
                                            connection with a self-tender for
                                            the Securities by the Security
                                            Issuer, a number of Securities
                                            corresponding to the number of call
                                            rights exercised by the Swap
                                            Counterparty will be sold by the
                                            Selling Agent on behalf of the
                                            Trust.

                                            If the Selling Agent cannot obtain a
                                            bid for the Securities in excess of
                                            the amount specified in the Swap
                                            Agreement, then the Securities will
                                            not be sold, the Swap Counterparty's
                                            exercise will be rescinded (and the
                                            Swap Counterparty shall be entitled
                                            to exercise such call rights in the
                                            future) and any related Trust
                                            Wind-Up Event will be deemed not to
                                            have occurred.

Additional Issuance of Units:               Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at
                                            any time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 and, if in excess of
                                            such amount, in a $25 integral
                                            multiple in excess thereof. The
                                            principal amount of Securities
                                            deposited must be in the same ratio
                                            to the Unit Principal Balance of
                                            the Units received for such deposit
                                            as the ratio of the aggregate
                                            principal amount of the Securities
                                            deposited on the Closing Date to
                                            the aggregate Unit Principal
                                            Balance on the Closing Date. The
                                            Depositor must either arrange for
                                            the Swap Counterparty and the Trust
                                            to increase proportionally the
                                            notional amount under the Swap
                                            Agreement or arrange for an
                                            additional Swap Agreement, with a
                                            notional amount equal to the
                                            principal amount of the additional
                                            Securities deposited, to be entered
                                            into between the Trust and an
                                            additional Swap Counterparty (or a
                                            combination of an additional Swap
                                            Agreement and a notional balance
                                            increase of the existing Swap
                                            Agreement(s), with the combined
                                            effect of such proportional
                                            increase in the notional amount of
                                            the Swap Agreements). Any accrued
                                            interest will be reflected in the
                                            price of the additional Units and
                                            the Securities. The Rating Agency
                                            Condition must be satisfied in
                                            connection with any such additional
                                            issuance. Each Swap Counterparty
                                            must consent to any additional
                                            issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of
                                            the Standard Terms to the contrary,
                                            any sale of the Securities shall be
                                            conducted by and through the
                                            Selling Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible
                                            Account" in the Standard Terms
                                            shall not apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:                      The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Amendment of Trust Agreement:               Section 12.01(a) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (a) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee without
                                            the consent of any of the
                                            Unitholders, upon delivery by the
                                            Depositor of an Opinion of Counsel
                                            acceptable to the Trustee to the
                                            effect that such amendment will not
                                            materially and adversely affect the
                                            interests of any holder of a Class
                                            of Units that is not voting with
                                            respect to such amendment pursuant
                                            to Section 12.01(b), for any of the
                                            following purposes: (i) to cure any
                                            ambiguity or defect or to correct or
                                            supplement any provision in the
                                            Trust Agreement which may be
                                            defective or inconsistent with any
                                            other provision in the Trust
                                            Agreement; (ii) to provide for any
                                            other terms or modify any other
                                            terms with respect to matters or
                                            questions arising under the Trust
                                            Agreement; (iii) to amend the
                                            definitions of Trigger Amount and
                                            Maximum Reimbursable Amount so as to
                                            increase, but not decrease, the
                                            respective amounts contained in such
                                            definitions or to otherwise amend or
                                            waive the terms of Section 10.05(b)
                                            in any manner which shall not
                                            adversely affect the Unitholders in
                                            any material respect; (iv) to amend
                                            or correct or to cure any defect
                                            with respect to the Trustee Fee or
                                            Expense Administrator's fee; (v) to
                                            evidence and provide for the
                                            acceptance of appointment under the
                                            Trust Agreement by a successor
                                            Trustee; or (vi) to add or change
                                            any of the terms of the Trust
                                            Agreement as shall be necessary to
                                            provide for or facilitate the
                                            administration of the Trust,
                                            including any amendment necessary to
                                            ensure the classification of the
                                            Trust as a grantor trust for United
                                            States federal income tax purposes;
                                            provided, however, that in the case
                                            of any amendment pursuant to any of
                                            clauses (i) through (vi) above, the
                                            Rating Agency Condition shall be
                                            satisfied with respect to such
                                            amendment. If more than one Class of
                                            Units has been issued under the
                                            Trust Agreement, the provisions of
                                            this Section 12.01(a) shall apply to
                                            each Class of Units that is not
                                            materially and adversely affected by
                                            such amendment.

                                            Section 12.01(c) shall be
                                            re-designated Section 12.01(d).

                                            Section 12.01(b) shall be
                                            re-designated Section 12.01(c).

                                            The following shall constitute
                                            Section 12.01(b):

                                            (b) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee with the
                                            consent of a 100% of the outstanding
                                            Unit Principal Balance of each Class
                                            of Units materially and adversely
                                            affected thereby. The Rating Agency
                                            Condition shall be satisfied with
                                            respect to such amendment unless
                                            Units representing 100% of the Unit
                                            Principal Balance of all affected
                                            Units vote in favor of such
                                            amendment with notice that the
                                            Rating Agency Condition will not be
                                            satisfied.

                                            The following shall constitute
                                            Section 12.01(e):

                                            (e) For purposes of this Section
                                            12.01, Schedule III to any Trust
                                            Agreement and any Swap Agreements
                                            entered into in connection with any
                                            related Trust shall not be
                                            considered part of the Trust
                                            Agreement. Section 7.02 shall govern
                                            action taken under the Trust
                                            Agreement with respect to any
                                            amendments to such Swap Agreements.

Securities Intermediary:                    LaSalle Bank National Association
                                            acting in the capacity of
                                            securities intermediary.

Additional Representations
Of Trustee and Securities
Intermediary:                               The Unit Account is a "securities
                                            account" within the meaning of
                                            Section 8-501 of the UCC and is held
                                            only in the name of the Trust. The
                                            Securities Intermediary is acting
                                            with respect to the Unit Account in
                                            the capacity of a "securities
                                            intermediary" within the meaning of
                                            Section 8-102(a)(l4) of the UCC.

                                            All Securities have been (i)
                                            delivered to the Securities
                                            Intermediary pursuant to the Trust
                                            Agreements; (ii) credited to the
                                            Unit Account; and (iii) registered
                                            in the name of the Securities
                                            Intermediary or its nominee,
                                            indorsed to the Securities
                                            Intermediary or in blank or credited
                                            to another securities account
                                            maintained in the name of the
                                            Securities Intermediary. In no case
                                            will any Securities or other
                                            financial asset credited to a Unit
                                            Account be registered in the name of
                                            the Depositor, payable to the order
                                            of the Depositor or specially
                                            indorsed to the Depositor except to
                                            the extent the foregoing have been
                                            specially indorsed to the Securities
                                            Intermediary or in blank.

                                            The Unit Account is an account to
                                            which financial assets are or may be
                                            credited, and the Securities
                                            Intermediary shall treat the Trustee
                                            as entitled to exercise the rights
                                            that comprise any financial asset
                                            credited to the account.

                                            The Securities Intermediary hereby
                                            agrees that the Securities credited
                                            to the Unit Account shall be treated
                                            as a "financial asset" within the
                                            meaning of Section 8-102(a)(9) of
                                            the UCC.

                                            If at any time the Securities
                                            Intermediary shall receive any order
                                            from the Trustee directing the
                                            transfer of any Securities on
                                            deposit in any Unit Account, the
                                            Securities Intermediary shall comply
                                            with such entitlement order without
                                            further consent by the Depositor or
                                            any other Person. The Securities
                                            Intermediary shall take all
                                            instructions (including without
                                            limitation all notifications and
                                            entitlement orders) with respect to
                                            each Unit Account solely from the
                                            Trustee.

                                            The Securities Intermediary hereby
                                            confirms and agrees that:

                                            (a) There are no other agreements
                                            entered into between the Securities
                                            Intermediary and the Depositor with
                                            respect to any Unit Account;

                                            (b) It has not entered into, and
                                            until the termination of this
                                            Agreement will not enter into, any
                                            agreement with any other Person
                                            relating to any Unit Account and/or
                                            any financial assets credited
                                            thereto pursuant to which it has
                                            agreed to comply with entitlement
                                            orders (as defined in Section
                                            8-102(a)(8) of the UCC) of such
                                            other Person; and

                                            (c) It has not entered into, and
                                            until the termination of the Trust
                                            Agreements will not enter into, any
                                            agreement with the Depositor or the
                                            Trustee purporting to limit or
                                            condition the obligation of the
                                            Securities Intermediary to comply
                                            with entitlement orders as set forth
                                            above

                                            The Trustee hereby represents and
                                            warrants as follows:

                                            (a) The Trustee maintains its books
                                            and records with respect to its
                                            securities accounts in the State of
                                            Illinois; and

                                            (b) The Trustee has not granted any
                                            lien on the Securities nor are the
                                            Securities subject to any lien on
                                            properties of the Trustee in its
                                            individual capacity; the Trustee has
                                            no actual knowledge and has not
                                            received actual notice of any lien
                                            on the Securities (other than any
                                            liens of the Trustee in favor of the
                                            beneficiaries of the Trust
                                            Agreements); other than the
                                            interests of the Unitholders and the
                                            potential interests of the Call
                                            Option holders, the books and
                                            records of the Trustee do not
                                            identify any Person as having an
                                            interest in the Securities.

                                            The Trustee makes no representation
                                            as to (i) the validity, legality,
                                            sufficiency or enforceability of any
                                            of the Securities or (ii) the
                                            collectability, insurability,
                                            effectiveness or suitability of any
                                            of the Securities.

Additional Depositor
Representations:                            The Depositor hereby represents and
                                            warrants to the Trustee as follows
                                            (with respect to the Closing Date
                                            and any additional issuance):

                                            (a) Immediately prior to the
                                            transfer of the Securities to the
                                            applicable Trust, the Depositor
                                            owned and had good and marketable
                                            title to the Securities free and
                                            clear of any lien, claim or
                                            encumbrance of any Person.

                                            (b) The Depositor has received all
                                            consents and approvals required by
                                            the terms of the Securities to the
                                            transfer to the Trustee of its
                                            interest and rights in the
                                            Securities as contemplated by the
                                            Trust Agreements.

                                            (c) The Depositor has not assigned,
                                            pledged, sold, granted a security
                                            interest in or otherwise conveyed
                                            any interest in the Securities (or,
                                            if any such interest has been
                                            assigned, pledged or otherwise
                                            encumbered, it has been released),
                                            except such interests granted
                                            pursuant to the Trust Agreements.
                                            The Depositor has not authorized the
                                            filing of and is not aware of any
                                            financing statements against the
                                            Depositor that includes a
                                            description of the Securities, other
                                            than any such filings pursuant to
                                            the Trust Agreements. The Depositor
                                            is not aware of any judgment or tax
                                            lien filings against Depositor.

Other Terms:                                The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust
                                            shall not acquire the assets of, or
                                            an interest in, any other trust,
                                            entity or person except as
                                            specifically contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders and the Swap
                                            Counterparties copies of any notices
                                            it receives with respect to a
                                            self-tender offer for the Securities
                                            or an exercise of the call rights
                                            under the Swap Agreement and any
                                            other notices with respect to the
                                            Securities. The Trustee shall
                                            provide to the Swap Counterparty any
                                            notice from the Securities Issuer
                                            regarding a self-tender offer for
                                            the Securities within two (2)
                                            Business Days of receipt of such
                                            notice.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "(i)" between
                                            "Securities" and "would" in the
                                            clause that begins "and provided,
                                            further," and adding at the end of
                                            the same sentence "and (ii) will not
                                            alter the classification of the
                                            Trust for Federal income tax
                                            purposes."

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            For the avoidance of doubt, Section
                                            9.03(c) of the Standard Terms shall
                                            not be incorporated herein. For the
                                            avoidance of doubt, the Securities
                                            may not be distributed to
                                            Unitholders under any circumstances,
                                            other than to the Depositor
                                            exercising exchangeable series
                                            rights.

                                            Section 9.03(i) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the
                                            phrase "at any time by" in the third
                                            sentence thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (x) the Trustee shall have the power
                                            to sell the Securities and other
                                            Trust Property, in accordance with
                                            Article IX and XI, through the
                                            Selling Agent or, if the Selling
                                            Agent shall have resigned or
                                            declined to sell some or all of the
                                            Securities, any broker selected by
                                            the Trustee (at the direction of the
                                            Depositor) with reasonable care, in
                                            an amount sufficient to pay any
                                            amount due to the Swap Counterparty
                                            under the Swap Agreement (including
                                            Termination Payments) or
                                            reimbursable to itself in respect of
                                            unpaid Extraordinary Trust Expenses
                                            and to use the proceeds thereof to
                                            make such payments after the
                                            distribution of funds or Trust
                                            Property to Unitholders. Any such
                                            broker shall be instructed by the
                                            Trustee to sell such Trust Property
                                            in a reasonable manner designed to
                                            maximize the sale proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ", provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 Goodrich Corporation (formerly
                                            known as B.F. Goodrich Company)
                                            7.00% debentures due April 15, 2038

Security Issuer:                            Goodrich Corporation (formerly known
                                            as B.F. Goodrich Company)

Principal Amount:                           $28,700,000

Security Rate:                              7.00%

Credit Ratings:                             Baa3 by Moody's

                                            BBB by S&P

Listing:                                    None.

Security Agreement:                         An indenture dated as of May 1,
                                            1991 between the Security Issuer
                                            and the Security Trustee.

Form:                                       Global Security

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 84.666755%

Security Payment Date:                      Each April 15 and October 15

Original Issue Date:                        On or about April 28, 1998

                                            The Security Issuer offered to
                                            exchange the securities then issued
                                            for publicly registered securities
                                            and such offering closed on or about
                                            September 1, 2001.

Maturity Date:                              April 15, 2038

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           Not Applicable

CUSIP No.:/ISIN No.                         382388ALO

Security Trustee:                           Harris Trust and Savings Bank

Available Information Regarding
the Security Issuer (if
other than U.S.
Treasury obligations):                      The Security Issuer is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of
                                            1934, as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 and at the following
                                            Regional Offices of the Commission:
                                            Woolworth Building, 233 Broadway,
                                            New York, New York 10279, and
                                            Northwest Atrium Center, 500 West
                                            Madison Street, Chicago, Illinois
                                            60661. Copies of such materials can
                                            be obtained from the Public
                                            Reference Section of the Commission
                                            at 450 Fifth Street, N.W.,
                                            Washington, District of Columbia
                                            20549 at prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

------- -------------------------------- ---------- ----------------------------
Date:   January 6, 2003

To:     SATURNS Trust No. 2002-15        From:      Morgan Stanley & Co.
                                                    International Limited

Attn:   Asset-Backed Securities Group    Contact:   Chris Boas
        SATURNS Trust No. 2002-15

Fax:    312-904-2084                     Fax:       212-761-0406

Tel:    312-904-9387                     Tel:       212-761-1395
------- -------------------------------- ---------- ----------------------------

Re: Bond Option Transaction. MS Reference Number SQ1Z2

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS & Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms

Trade Date:                                 December 19, 2002

Option Style:                               American

Option Type:                                Call

Buyer:                                      MSIL ("Party A")

Seller:                                     SATURNS Trust No. 2002-15
                                            ("Party B")

Bonds:                                      The obligation identified as
                                            follows:
                                            Bond Issuer:  Goodrich Corporation
                                                          (formerly known as
                                                          B.F. Goodrich Company)
                                            Issue:        7.00% debentures due
                                                          2038
                                            CUSIP:        382388AL0
                                            Coupon:       7.00 %
                                            Maturity
                                             Date:        April 15, 2038
                                            Face Amount
                                             Purchased:   USD 28,700,000


Premium:                                    USD $71,750

Premium Payment Date:                       January 6, 2003

Number of Options:                          28,700

Option Entitlement:                         USD 1,000 of face amount of the
                                            Bonds per Option.

Strike Price:                               (i) For any Exercise  Date prior to
                                            January  6,  2008,  92.393%  in the
                                            case of an  exercise  related  to a
                                            self-tender  by the Bond Issuer for
                                            Bonds  held  by  the  Trust  of the
                                            corresponding    portion   of   the
                                            aggregate  Unit  Principal  Balance
                                            (as defined in the Trust Agreement)
                                            but  exclusive of accrued  interest
                                            on  the   Bonds  or  (ii)  for  any
                                            Exercise  Date on or after  January
                                            6, 2008, 87.163% of the face amount
                                            of the Bonds  exclusive  of accrued
                                            interest.



Calculation Agent:                          Party A

II. Exercise Terms

Automatic Exercise:                         Inapplicable

Exercise Period:                            Any   Business   Day   from,    and
                                            including,   9:00  a.m.  (New  York
                                            time) on January  6, 2008,  to, and
                                            including,  the Expiration  Time on
                                            the  Expiration   Date;   provided,
                                            however,  the Exercise Period shall
                                            also include any Business Day prior
                                            to January  6,  2008,  if notice of
                                            self-tender  has been  delivered by
                                            the Bond  Issue as to Bonds held by
                                            the Trust.

Exercise Date: For each Option exercised, the day during the Exercise Period on which that Option is exercised.

Rescission of Exercise:                     Party A may  rescind  its notice of
                                            exercise  at any time  prior to the
                                            Settlement Date by providing notice
                                            of rescission to Party B.

                                            If Cash  Settlement  applies and if
                                            Party B cannot obtain a bid for the
                                            Bonds  held by it in  excess of the
                                            Strike Price  together with accrued
                                            interest  on the Bonds,  then Party
                                            A's  notice  of  exercise  shall be
                                            rescinded.   If   Cash   Settlement
                                            applies and Party A  exercises  its
                                            Options   in   connection   with  a
                                            self-tender for settlement prior to
                                            January 6,  2008,  Party A's notice
                                            of exercise shall be  automatically
                                            rescinded  if the price  offered by
                                            the Bond Issuer does not exceed the
                                            Strike Price  together with accrued
                                            interest on the Bonds.

                                            Upon  any  rescission  of  exercise
                                            (whether  pursuant to the foregoing
                                            sentence or otherwise)  the Options
                                            for which  notice of  exercise  was
                                            given  and for which  exercise  was
                                            rescinded  shall  continue  in full
                                            force and effect  without regard to
                                            such provision of notice.

Multiple Exercise:                          Applicable

Minimum Number of Options:                  1

Written Confirmation of Exercise:           Applicable.    Buyer   shall   give
                                            exercise  notice which may be given
                                            orally   (including  by  telephone)
                                            during the  Exercise  Period but no
                                            later than the  Notification  Date.
                                            Buyer will  execute  and  deliver a
                                            written exercise notice  confirming
                                            the  substance of such oral notice,
                                            however,  failure to  provide  such
                                            written  notice will not affect the
                                            validity of the oral notice.

Limitation on Rights of MSIL:               Buyer  may,   by   written   notice
                                            thereof  to  Seller,  delegate  its
                                            rights  to   provide  a  notice  of
                                            exercise hereunder to a third party
                                            (the  "Third   Party").   Any  such
                                            delegation  will be  irrevocable by
                                            Buyer  without the written  consent
                                            of the Third Party.  Any such Third
                                            Party will have the same rights and
                                            obligations   regarding   providing
                                            notice of exercise hereunder as the
                                            Buyer had prior to such delegation.
                                            While   any  such   delegation   is
                                            effective,    Seller    will   only
                                            recognize a notice of exercise that
                                            is provided by the Third Party.

Notification Date:                          The  Swap   Counterparty  may  give
                                            notice of its intention to exercise
                                            the  call  rights  under  the  Swap
                                            Agreement  on not  less  than 15 or
                                            more than 60-calendar days' notice.
                                            The  Swap   Counterparty  may  give
                                            notice of its intention to exercise
                                            its  call  rights  under  the  Swap
                                            Agreement  with  respect  to  Bonds
                                            held by the  Trust as to which  the
                                            Bond  Issuer has given  notice of a
                                            self-tender  with two business days
                                            notice prior to the  settlement  of
                                            exercise  but no  later  than  4:00
                                            p.m.  New York  time on the  second
                                            Business Day immediately  preceding
                                            the  scheduled  settlement  of  the
                                            self-tender.

Limited Right to Confirm Exercise:          Inapplicable

Expiration Date:                            April 15, 2035

Expiration Time:                            4:00 p.m. New York time

Business Days:                              New York and Chicago

III. Settlements:

Settlement:                                 Cash Settlement if MSIL is Party A;
                                            otherwise   Physical    Settlement.
                                            Party   A  will   notify   Party  B
                                            separately  regarding the clearance
                                            system    details   for    Physical
                                            Settlement.


Spot Price (Cash Settlement Only):          The cash proceeds received by Party
                                            B in  connection  with  sale of the
                                            Bonds  by Party  B,  excluding  any
                                            amounts   in   respect  of  accrued
                                            interest.   In  the   event   of  a
                                            self-tender by the Bond Issuer, the
                                            self-tender  price,  as applicable,
                                            paid by the Bond Issuer,  excluding
                                            accrued interest.

Deposit  of  Bond  Payment   (Physical      Party  A  must   deposit  the  Bond
Settlement Only):                           Payment  with  the  Trustee  on the
                                            Business  Day prior to the Exercise
                                            Date. The Bonds are to be delivered
                                            "free" to Party A.

Additional   Payment   Obligation   of      To the Expense  Administrator  (the
Party A:                                    "Expense    Administrator   Payment
                                            Obligation"):

                                            If   any    exercise   of   Options
                                            hereunder  is an  exercise  of less
                                            than    all    Options    remaining
                                            unexercised   hereunder,   Party  A
                                            shall    pay   to    the    Expense
                                            Administrator  an  amount  equal to
                                            the  present  value of a stream  of
                                            payments equal to $3,876 payable on
                                            each  payment  date  for the  Bonds
                                            until  the  maturity  of the  Bonds
                                            discounted  at a rate of  6.0%  per
                                            annum  on the  basis  of a 360  day
                                            year  consisting  of  twelve 30 day
                                            months   from   the  date  of  such
                                            exercise until the Scheduled  Final
                                            Distribution  Date (as  defined  in
                                            the Trust Agreement),  assuming for
                                            this  purpose  that the  Trust  (as
                                            defined in the Trust  Agreement) is
                                            not   terminated   prior   to   the
                                            Scheduled Final  Distribution Date,
                                            multiplied     by    the     Option
                                            Entitlement   multiplied   by   the
                                            number  of  Options  exercised  and
                                            divided by $28,700,000.

                                            To Party B:

                                            Upon  any  exercise,  Party A shall
                                            pay to Party B the Fractional  Unit
                                            Make Whole Amount. Party A shall be
                                            entitled  to  reimbursement  of any
                                            amounts   paid   or   netted   from
                                            payments received in respect of the
                                            Fractional  Unit Make Whole  Amount
                                            from the Expense  Administrator  to
                                            the extent, and only to the extent,
                                            provided     in     the     Expense
                                            Administration Agreement.

Settlement Date:                            For Cash  Settlement,  the Business
                                            Day of  settlement  of the  sale of
                                            the Bonds by Party B. For  Physical
                                            Settlement, the Exercise Date.



         3. Additional Definitions.

         "Expense Administration Agreement" means the expense administration agreement dated as of the date hereof between Party B and the Expense Administrator.

         "Expense Administrator" means MS Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Fractional Unit Make Whole Amount" means an amount equal to the Unit Principal Balance (as defined in the Trust Agreement) of any fractional Unit (as defined in the Trust Agreement) that would remain after any exercise hereunder if no provision were made to pay to Party B an additional amount equal to such Unit Principal Balance, together with accrued interest on such fractional Unit and, if applicable, any Additional Distribution (as defined in the Trust Agreement) on such fractional Unit.

         "Trust Agreement" means the trust agreement dated as of the date hereof between the MS Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction. A redemption by the Bond Issuer of a portion of the Bonds held by Party B will result in a partial Additional Termination Event to the extent of the Bonds being so redeemed if Party A does not exercise Options hereunder corresponding to such Bonds.

         6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement, the amount specified as the Swap Termination Payment in the Trust Agreement.

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended.

         8. Account Details.

Payments to Party A:             Citibank, N.A., New York
                                 SWIFT BIC Code: CITIUS33
                                 ABA No.  021 000 089
                                 FAO: Morgan Stanley & Co. International Limited
                                 Account No. 3042-1519

Operations Contact:              Barbara Kent
                                 Tel  212-537-1449
                                 Fax  212-537-1868

Payments to Party B:             LaSalle Bank, Chicago, Illinois
                                 ABA No. 071 000 505
                                 Reference:  SATURNS 2002-15
                                 Unit Account / AC-2090067/
                                 Account No.: 67-9132506

Operations Contact:              Andy Streepey
                                 Tel: 312-904-9387
                                 Fax: 312-904-2084

                                                                  MORGAN STANLEY


         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ1Z2 by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Chris Boas
    --------------------------------
    Name:   Chris Boas
    Title:  Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2002-15
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/ Ann M. Kelly
    --------------------------------
     Name:  Ann M. Kelly
     Title: Assistant Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ John Kehoe
    --------------------------------
     Name:  John Kehoe
     Title: Attorney in fact